SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29   SUBSEQUENT EVENTS

In March 2025, the Company sold 100% equity interest in certain data centers to a purchaser, which is a special purpose vehicle established for Asset Backed Security (the “ABS”).The total consideration is determined based on an implied enterprise value of RMB2,980,100 which may be subject to changes based on (1) the net liability balance as of the closing date and estimated subsequent capital expenditures amount and (2) the status of subsequent milestone fulfilment. In conjunction with the sale, the Company concurrently subscribed 30% equity interests of the purchaser through the ABS. The other 70% of equity interest was subscribed by institutional investors in China. The Company is still in the process of determining the fair value of 30% equity interest in the ABS.